                                EXHIBIT 10.17.4
                                ---------------



     AMENDMENT NO. 1 dated as of April 1, 1999 between:

     CAPITAL ONE BANK, a Virginia banking corporation duly organized and validly existing under the laws of the State of Virginia (the "Guarantor"); and
                                                       ---------

     FIRST SECURITY BANK, N.A., a national banking association having an address at 79 South Main Street, Salt Lake City, Utah 84111, and Val T. Orton, not individually but solely in their capacities as owner trustee (the "Owner Trustee") of the Capital One Bank Real Estate Trust 1995-1 (the "Lessor").

     The Guarantor has executed a Guaranty dated as of October 14, 1998 (the "Guaranty") in favor of the Lessor and the Obligees defined therein.

     The Guarantor has requested that the Lessor agree and the required Obligees consent, and the Lessor and the required Obligees are willing, to amend Section 3.1(b) of the Guaranty, all on the terms and conditions of this Amendment.

     Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  Terms used but not defined herein shall have the
                 -----------
respective meanings ascribed to such terms in the Guaranty.

     Section 2.  Amendment.  Subject to the satisfaction of the conditions to
                 ---------
effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Guaranty shall be amended as follows:

     (a) Section 3.1(b) of the Guaranty shall be deleted in its entirety and the following paragraph shall be substituted therefor:

          "(b)   Annual Statements - within 120 days after the end of each
                 -----------------
                 fiscal year of  the Guarantor, copies of

                 (i) a consolidated report of condition of the Guarantor and its Subsidiaries as at the end of such year,

                 (ii) consolidated reports of income and changes in equity capital and cash flows of the Guarantor and its Subsidiaries, for such year,
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                 (iii)   a consolidated report of the condition of the Parent
                         and its Subsidiaries, which requirement may be satisfied by providing the documents required by
                         Section 3(c), and

                 (iv) consolidated reports of income and changes in equity capital and cash flows of the Parent and its Subsidiaries, which requirement may be satisfied by providing the documents required by Section 3(c), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied, in the case of subparagraphs (iii) and
          (iv) above,

                 (1) by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                 (2) a certificate of such accountants stating that they have reviewed this Guaranty and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Lease Default or a Lease Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Lease Default or Lease Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);"

     Section 3.  Representations and Warranties.  The Guarantor represents and
                 ------------------------------
warrants to the Lessor that (a) this Amendment has been duly and validly executed and delivered by the Guarantor and constitutes the Guarantor's legal, valid binding obligation, enforceable against the Guarantor in accordance with its terms, and (b) no Lease Default or Lease Event of Default has occurred and is continuing. It shall be a Lease Event of Default for all purposes of the Guaranty, as amended hereby, if any representation, warranty or certification made by the Guarantor in this Amendment shall prove to have been false or misleading as of the time made or furnished in any material respect.

     Section 4.  Conditions To Effectiveness.  The amendment to the Guaranty set
                 ---------------------------
forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Guarantor and the Lessor of this Amendment, duly executed and delivered by the parties hereto, and consented to by the Obligees as required by
Section 6.5 of the Guaranty.

     Section 5.  Documents Otherwise Unchanged.  Except as herein provided, the
                 -----------------------------
Guaranty shall remain unchanged and in full force and effect, and each reference to the Guaranty and words of similar import in the Guaranty, as amended hereby, and in the other Operative Documents to which the Guarantor is a party shall be a reference to the Guaranty as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

     Section 6. Counterparts. This Amendment may be executed in any number of
                ------------
counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart manually or by facsimile.

     Section 7. Expenses. Without limiting its obligations under the Guaranty,
                --------
the Guarantor agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Lessor and the Obligees (including legal fees and disbursements) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 8.  Binding Effect.  This Amendment shall be binding upon and inure
                 --------------
to the benefit of the parties hereto and their respective successors and assigns.

     Section 9.  Governing Law.  This Amendment shall be governed by, and
                 -------------
construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                              GUARANTOR
                              ---------
                              CAPITAL ONE BANK


                                   /s/ Stephen Linehan
                              By:-----------------------------------
                              Name: Stephen Linehan
                              Title: Manager, Corporate Funding


                              LESSOR
                              ------
                              FIRST SECURITY BANK, N.A., as Owner Trustee

                                   /s/ Val T. Orton
                              By:-----------------------------------
                              Name: Val T. Orton
                              Title: Vice President


                              /s/  Val T. Orton
                              --------------------------------------
                              Val T. Orton, as Owner Trustee


                              Consented hereto by:


                              OBLIGEES
                              --------


                              AMERICAN GENERAL ANNUITY
                              INSURANCE COMPANY

                              ALL AMERICAN LIFE INSURANCE COMPANY

                              AMERICAN GENERAL LIFE INSURANCE
                              COMPANY OF NEW YORK

                              AMERICAN GENERAL ASSURANCE COMPANY

                                        /S/
                              By:____________________________
                              Name:
                              Title:


                              LIFE REASSURANCE CORPORATION OF
                               AMERICA

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              SUNAMERICA LIFE INSURANCE COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              J. ROMEO & CO.

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              GENERAL AMERICAN LIFE INSURANCE
                               COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:

                              AMERICAN INVESTORS LIFE INSURANCE
                               COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              RELIASTAR UNITED SERVICES LIFE
                               INSURANCE COMPANY

                                        /S/
                              By:_____________________________
                              Name:
                              Title:


                              RELIASTAR LIFE INSURANCE COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              NORTHERN LIFE INSURANCE COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              COVA FINANCIAL SERVICES LIFE
                               INSURANCE COMPANY

                                        /S/
                              By:___________________________
                              Name:
                              Title:

                              HARE & CO.

                                        /S/
                              By:___________________________
                              Name:
                              Title:


                              AUSA LIFE INSURANCE COMPANY, INC.

                                        /S/
                              By:___________________________
                              Name:
                              Title: